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                                                                      EXHIBIT 23

                  GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                        CONSENT OF INDEPENDENT AUDITORS

GENERAL MOTORS CORPORATION:

     We consent to the incorporation by reference of our report dated January 29, 1996 appearing in this Current Report on Form 8-K of General Motors Corporation in the following Registration Statements:

            REGISTRATION
FORM        STATEMENT NO.                                 DESCRIPTION
-----   ---------------------   ----------------------------------------------------------------
  S-3   33-41557                General Motors Corporation Debt Securities
  S-3   33-64229                General Motors Corporation Debt Securities
  S-3   33-47343                General Motors Corporation $1 2/3 Par Value Common Stock
        (Post-Effective
        Amendment No. 1)
  S-3   33-49035                General Motors Corporation $1 2/3 Par Value Common Stock
        (Amendment No. 1)
  S-3   33-56671                General Motors Corporation $1 2/3 Par Value Common Stock
        (Amendment No. 1)
  S-3   33-49309                General Motors Corporation Dividend Reinvestment Plan
  S-8   33-56753                The General Motors Personal Savings Plan for Hourly-Rate
                                  Employees in the United States
  S-8   33-54841                General Motors Amended 1987 Stock Incentive Plan
  S-8   33-64197                General Motors Savings-Stock Purchase Program for Salaried
                                  Employees in the United States
  S-8   2-94690                 1984 Electronic Data Systems Corporation Stock Purchase Plan
        (Post-Effective
        Amendment No. 1)
  S-8   2-94691                 1984 Electronic Data Systems Corporation Stock Incentive Plan
        (Post-Effective
        Amendment No. 1)
  S-8   33-64681                EDS Deferred Compensation Plan
  S-8   33-54833                EDS Puerto Rico Savings Plan
  S-8   33-32322                Hughes Aircraft Company Salaried Employees' Thrift and Savings
                                  Plan
                                Hughes Aircraft Company Tucson Bargaining Employees' Thrift and
                                  Savings Plan
                                Hughes Aircraft Company California Hourly Employees' Thrift and
                                  Savings Plan
                                Hughes Thrift and Savings Plan
  S-8   33-54835                The GMAC Mortgage Corporation Savings Incentive Plan
  S-8   33-64199                Hughes Electronics Corporation Incentive Plan
  S-8   33-64691                Saturn Individual Savings Plan for Represented Members
  S-8   33-64693                Saturn Personal Choices Savings Plan for Non-Represented Members
  S-8   33-28714                Marketing & Systems Development Corporation 1985 Incentive Stock
                                  Option Plan

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Detroit, Michigan
February 23, 1996

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